Reconciliations To Recorded Provision for Income Taxes (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Provision (benefit) at statutory rate	$ (475)	$ 459	$ 402
Increases (decreases) in taxes resulting from:
Income not subject to U.S. federal tax	475	(459)	(402)
State income taxes	(6)	11	17
Foreign operations — net	7	18	13
Provision (benefit) for income taxes	$ 1	$ 29	$ 30